General
New York Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT April 30, 2002

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General New York Municipal Bond Fund, Inc., covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the tax-exempt bond market has given back a portion of the gains achieved during the 2001 market rally. The economic outlook may have become less uncertain, but the short-term movements of the tax-exempt bond market remain impossible to predict.

Indeed, as many professionals can attest, the bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/S/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund achieved a total return of 0.54%.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 1.08% for the same period.(2) Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 0.77%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's generally modest returns to changes in market conditions that took place during the reporting period as the economic recession ended and the early stages of recovery began. The fund produced lower returns than its benchmark and Lipper category average primarily because of a more defensive posture and the slow rebound of some New York City issues.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York state and city tax-exempt income from a diversified portfolio of longer term municipal bonds. We also manage the fund to achieve a competitive total return, which includes both income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund benefited from lower interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates during the final months of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall and their prices rose.

In March 2002, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next move would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into long-term municipal bond prices, which largely erased earlier gains.

The fund was also affected by factors unique to New York. The state's fiscal condition worsened along with other states as the U.S. economy deteriorated, but New York City was hit particularly hard by the combination of a national recession and the lingering effects of the September 11 terrorist attacks. As a result, while the state's bond prices have rebounded, the city's generally have lagged.

In this environment, we gradually shifted the fund to a more defensive posture. We did so by moving the fund's focus from bonds with 30-year maturities to bonds in the 20-year range, effectively reducing the fund' s sensitivity to interest-rate changes without sacrificing significant amounts of income. Our focus has been on issues that provide coupon protection and reduced volatility. We also intensified our focus on credit quality, purchasing highly rated or insured bonds.(4)

What is the fund's current strategy?

We have continued to emphasize income-oriented bonds in order to support the fund's income dividends during this time of historically low interest rates. At the same time, we have continued to look for opportunities to upgrade the fund's credit quality. In addition, although the recent supply of newly issued New York bonds has been relatively low, we expect a surge in new issuance to take place soon. Accordingly, we are prepared to take advantage of the significant issuance that will be brought to market in the near future. Of course, we are prepared to change the fund's composition and our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.2%                                                        Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK--85.8%

Albany Industrial Development Agency:

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,669,384

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      2,935,000                2,974,534

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                1,197,000

Cohoes Industrial Development Agency, IDR (Norlite Corp.

  Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,448,312

Erie County Asset Securitization Corp.

   6.50%, 7/15/2032                                                                           3,500,000                3,666,145

Franklin County Solid Waste Management Authority,
   Solid Waste Systems Revenue 6.125%, 6/1/2009                                               1,350,000                1,377,945

Huntington Housing Authority,
   Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,187,804

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,535,865

Metropolitan Transportation Authority, Transit Facilities

  Revenue:

      8.015%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b,c)         2,212,080

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,415,700

      6.50%, 7/1/2018 (Insured; FGIC)
         (Prerefunded 7/1/2002)                                                               2,000,000  (a)           2,056,820

New York City:

   6.375%, 8/15/2012                                                                          2,670,000                2,921,621

   5.875%, 8/15/2013                                                                          3,300,000                3,491,400

   5.25%, 8/1/2015                                                                            2,000,000                2,045,040

   5.25%, 8/1/2016 (Insured; MBIA)                                                                5,000                    5,149

   7.725%, 8/1/2016                                                                           3,250,000  (b,c)         3,443,375

   6%, 8/1/2016                                                                               4,000,000                4,272,000

   5.875%, 8/15/2016                                                                          2,715,000                2,846,515

   6%, 5/15/2020                                                                              3,000,000                3,197,250

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,468,800

      (YMCA of Greater New York Project) 5.80%, 8/1/2016                                      1,900,000                1,958,767

   IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,950,930

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                2,946,384


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                2,045,000

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,098,340

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      8.57%, 5/1/2012                                                                         3,500,000  (b,c)         3,931,410

      6%, 11/15/2013                                                                          3,000,000                3,376,860

State of New York 5.70%, 3/15/2013

   (Prerefunded 3/15/2005)                                                                    2,000,000                2,192,520

New York Counties Tobacco Trust II, Tobacco

   Settlement Pass Through 5.625%, 6/1/2035                                                   2,000,000                1,921,680

New York State Dormitory Authority, Revenues:

  Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,273,000

      5.625%, 7/1/2016                                                                        2,500,000                2,749,350

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,175,600

      5.75%, 7/1/2018                                                                         2,500,000                2,772,275

   Department of Health:

      5.75%, 7/1/2017 (Insured; MBIA)                                                         5,240,000                5,541,300

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (a)           3,083,130

   (Lenox Hills Hospital Obligated Group)

      5.50%, 7/1/2030                                                                         1,000,000                1,000,300

   (Manhattan College) 5.50%, 7/1/2016                                                        2,000,000                2,117,960

   Mental Health Services Facilities Improvement

      5.25%, 8/15/2031 (Insured; MBIA)                                                        3,000,000                2,988,630

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,659,626

   (New York University)

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        3,500,000                3,704,645

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                5,073,850

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,312,947

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,282,623

      5.50%, 5/15/2026 (Insured; MBIA)                                                        2,000,000                2,041,620

      Lease 5.50%, 7/1/2026 (Insured; FGIC)                                                   1,475,000                1,521,492

New York State Energy Research and Development Authority,

  Gas Facilities Revenue (Brooklyn Union Gas Co. Project)

   6.368%, 4/1/2020                                                                           5,000,000                5,282,350

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp.:

  Clean Water and Drinking (New York City Municipal

      Water Project) 5.25%, 6/15/2019                                                         3,000,000                3,091,320

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,452,720

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,565,140

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,101,194

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,795,000                6,045,344

   Service Contract Obligation:

      6%, 9/15/2016                                                                           6,905,000                7,358,589

      6%, 9/15/2016 (Prerefunded 9/15/2008)                                                   1,770,000  (a)           2,019,163

      5.50%, 9/15/2018                                                                        2,000,000                2,061,040

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,433,700

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015 (Insured; FHA)                                                        4,055,000                4,316,872

      6.125%, 2/15/2015 (Insured; FHA)

         (Prerefunded 2/15/2007)                                                              1,115,000  (a)           1,247,819

      6.125%, 2/15/2015 (Insured; MBIA)                                                       3,085,000                3,279,201

      6.125%, 2/15/2015 (Insured; MBIA)

         (Prerefunded 2/15/2005)                                                                915,000  (a)           1,014,049

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,062,500

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,095,440

   6.60%, 10/1/2019                                                                           3,500,000                3,673,390

   6.05%, 4/1/2026                                                                            3,745,000                3,900,755

   6.40%, 4/1/2027                                                                            3,715,000                3,928,687

   5.95%, 4/1/2030                                                                            3,420,000                3,544,967

New York State Thruway Authority:

  Service Contract Revenue, Local Highway and Bridge:

      6%, 4/1/2012                                                                            3,195,000                3,550,284

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,244,320

      5.75%, 4/1/2016                                                                         4,950,000                5,246,604

      5.75%, 4/1/2019                                                                         2,000,000                2,129,320

      5.25%, 4/1/2020                                                                         3,295,000                3,347,621

   Highway and Bridge Trust Fund:

      5.50%, 4/1/2015 (Insured; FGIC)                                                         1,190,000                1,283,831

      5.50%, 4/1/2016 (Insured; FGIC)                                                         1,225,000                1,309,451


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,282,690

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,299,910

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,118,470

      5.50%, 1/1/2025 (Insured; MBIA)                                                         3,000,000                3,049,710

Newburgh Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                1,017,450

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,565,362

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,500,000                1,510,065

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,866,590

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,594,774

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,320,400

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                  892,120

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           6,910,000                7,304,907

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,765,950

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,638,880

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,726,650

      5.50%, 1/1/2030                                                                         2,000,000                2,059,700

      5%, 1/1/2032                                                                            3,000,000                2,863,770

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                2,295,660

TSASC Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                4,141,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Ulster County Industrial Development Agency, Civic

  Facility (Benedictine Hospital Project)

   6.45%, 6/1/2024                                                                            1,950,000                1,742,052

Yonkers Industrial Development Agency, Civic Facility

  Revenue (Saint Joseph Hospital of Yonkers)

   5.90%, 3/1/2008                                                                            3,900,000                3,560,271

U.S. RELATED--7.4%

Children's Trust Fund of Puerto Rico,
  Tobacco Settlement Revenue

   6%, 7/1/2026                                                                               2,695,000                2,754,910

Guam Economic Development Authority, Tobacco

   Settlement, Asset Backed 5.50%, 5/15/2041                                                    750,000                  731,752

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2015 (Insured; FSA)                                                                25,000                   27,804

   8.969%, 7/1/2015                                                                           3,800,000  (b,c)         4,652,568

   6%, 8/1/2006                                                                               2,000,000                2,202,760

Puerto Rico Electric Power Authority, Power Revenue:

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,948,418

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,208,050

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%, 7/1/2019 (Insured; MBIA)                                                            2,420,000                2,621,683

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                           1,500,000                1,560,075

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 5.375%, 8/1/2024 (Insured; MBIA)                                             2,500,000                2,580,725

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $293,991,614)                                                                                               307,644,255
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--5.0%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City, VRDN:

   1.65%                                                                                      1,315,000  (d)           1,315,000

   1.65% (LOC; Morgan Guaranty Trust)                                                         1,900,000  (d)           1,900,000

   1.65% (LOC; Westdeutsche Landesbank)                                                       2,000,000  (d)           2,000,000


                                                                                              Principal

SHORT-TERM MUNICIPAL INVESTMENT (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED);

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN:

      1.65% (SBPA; Bayerische Landesbank)                                                     3,000,000  (d)           3,000,000

      1.65% (SBPA; Landesbank Baden Wurttemberg)                                              2,350,000  (d)           2,350,000

New York State Dormitory Authority, Revenues, VRDN

   (Cornell University) 1.60%                                                                 6,000,000  (d)           6,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $16,565,000)                                                                                                 16,565,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $310,556,614)                                                                             98.2%             324,209,255

CASH AND RECEIVABLES (NET)                                                                          1.8%               5,834,365

NET ASSETS                                                                                          100%             330,043,620

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                  American Capital Access                MBIA                 Municipal Bond Investors Assurance
                                                                                 Insurance Corporation
AMBAC                American Municipal Bond
                          Assurance Corporation             PCR                  Pollution Control Revenue

FGIC                 Financial Guaranty Insurance           RRR                  Resource Recovery Revenue
                          Company
                                                            SBPA                 Standby Bond Purchase Agreement
FHA                  Federal Housing Administration
                                                            SONYMA               State of New York Mortgage
FSA                  Financial Security Assurance                                     Association

IDR                  Industrial Development Revenue                              Solid Waste Development Revenue
                                                            SWDR
LOC                  Letter of Credit                                            Variable Rate Demand Notes
                                                            VRDN
LR                   Lease Revenue


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.9

AA                               Aa                              AA                                               25.4

A                                A                               A                                                14.3

BBB                              Baa                             BBB                                               2.5

F1                               Mig1                            SP1                                               4.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     7.7

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST USED REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2002, THESE SECURITIES AMOUNTED TO $14,239,433 OR 4.3% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           310,556,614   324,209,255

Cash                                                                    917,544

Interest receivable                                                   5,230,810

Prepaid expenses                                                          8,027

                                                                    330,365,636
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           216,729

Accrued expenses                                                        105,287

                                                                        322,016
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      330,043,620
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     314,396,268

Accumulated undistributed investment income--net                         51,431

Accumulated net realized gain (loss) on investments                   1,943,280

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     13,652,641
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      330,043,620
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      16,713,606

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   19.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,116,574

EXPENSES:

Management fee--Note 3(a)                                              990,797

Shareholder servicing costs--Note 3(b)                                 404,584

Custodian fees                                                          18,287

Professional fees                                                       16,067

Directors' fees and expenses--Note 3(c)                                  6,259

Prospectus and shareholders' reports                                     5,857

Registration fees                                                        5,579

Loan commitment fees--Note 2                                             3,205

Miscellaneous                                                           11,704

TOTAL EXPENSES                                                       1,462,339

INVESTMENT INCOME--NET                                               7,654,235
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,803,149

Net unrealized appreciation (depreciation) on investments           (8,717,775)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,914,626)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,739,609

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002          Year Ended
                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,654,235          15,788,714

Net realized gain (loss) on investments         2,803,149           1,475,712

Net unrealized appreciation (depreciation)
   on investments                              (8,717,775)         14,098,761

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,739,609          31,363,187
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (7,641,832)        (15,788,714)

Net realized gain on investments                       --             (10,285)

TOTAL DIVIDENDS                                (7,641,832)        (15,798,999)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  46,292,415          46,361,305

Dividends reinvested                            5,326,065          11,012,207

Cost of shares redeemed                       (57,385,381)        (61,115,716)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (5,766,901)         (3,742,204)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,669,124)         11,821,984
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           341,712,744         329,890,760

END OF PERIOD                                 330,043,620         341,712,744

Undistributed investment income--net               51,431                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,339,021           2,343,616

Shares issued for dividends reinvested            269,887             556,504

Shares redeemed                                (2,897,703)         (3,085,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (288,795)           (185,873)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                    Six Months Ended
                                      April 30, 2002                                  Year Ended October 31,
                                                             -------------------------------------------------------------------

                                          (Unaudited)(a)          2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         20.10             19.19          18.65          20.66          20.20         19.66

Investment Operations:

Investment income--net                           .45(b)            .92            .94            .94            .96           .98

Net realized and unrealized
   gain (loss) on investments                   (.35)              .91            .58          (1.77)           .65           .66

Total from Investment Operations                 .10              1.83           1.52           (.83)          1.61          1.64

Distributions:

Dividends from investment
   income--net                                  (.45)             (.92)          (.94)          (.93)          (.96)         (.98)

Dividends from net realized
   gain on investments                            --              (.00)(c)       (.04)          (.25)          (.19)         (.12)

Total Distributions                             (.45)             (.92)          (.98)         (1.18)         (1.15)        (1.10)

Net asset value, end of period                 19.75             20.10          19.19          18.65          20.66         20.20
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 .54(d)           9.74           8.36          (4.16)          8.14          8.63
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .89(e)            .89            .91            .92            .90           .91

Ratio of net investment income
   to average net assets                        4.64(e)           4.67           4.96           4.72           4.70          4.98

Portfolio Turnover Rate                         9.27(d)          17.77          18.98          32.53          32.96         66.32
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               330,044           341,713        329,891        360,546        293,231       304,958

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS
     THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
     ASSETS FROM 4.63% TO 4.64%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,512 during the period ended April 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $878,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2002, the fund was charged $331,163 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $48,866 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2002, redemption fees charged and retained by the fund amounted to $10,277.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $29,843,109 and $48,116,687, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $13,652,641, consisting of $17,017,523 gross unrealized appreciation and $3,364,882 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $39,028 increase in accumulated undistributed investment income-net and a corresponding $39,028 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $12,403, decrease net unrealized appreciation (depreciation) by $3,295 and decrease net realized gains (losses) by $9,108. The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.

                                                             The Fund

                        For More Information

                        General New York
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  949SA0402